Summary Prospectus
Northern Trust ESG & Climate Developed Markets ex-US Core ETF
(formerly, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund)

March 1, 2026, As Amended August 17, 2026	Ticker: FEDM	Stock Exchange: NYSE Arca, Inc.
Before you invest, you may want to review the Fund’s statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory Prospectus, reports to shareholders, and other information about the Fund online at https://connect.rightprospectus.com/NorthernTrust. You can also get this information at no cost by calling 1-855-353-9383 or by sending an e-mail request to NorthernTrustETF@acaglobal.com. The Fund’s statutory Prospectus and Statement of Additional Information, both dated March 1, 2026, as amended August 17, 2026, and as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.16%
Expense Reimbursement(1)	-0.04%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.12%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.12%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$12
3 Years	$47
5 Years	$86
10 Years	$201
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index, administered by NTI in its capacity as index provider (the “Index Provider”), is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics in the aggregate, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in developed market countries, excluding the U.S., i.e., the constituents in the Northern Trust Developed Markets ex-US Large Cap IndexSM (the “Eligible Universe”). The Northern
etfs.ntam.northerntrust.com

Northern Trust ESG & Climate Developed Markets ex-US Core ETF

Trust Developed Markets ex-US Large Cap IndexSM is a sub-index of the Northern Trust Global IndexSM, where eligible securities are limited to those of companies that are domiciled in non-U.S. developed market countries and designated as large- or mid-capitalization companies by NTI. As of December 31, 2025, the Index Provider classifies the following as developed market countries outside of the U.S.: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.
The Underlying Index starts by excluding certain companies from the Eligible Universe that, based on third-party data, are determined to have certain levels of controversial business involvement or behavior, including in tobacco, weaponry, thermal coal, unconventional oil and gas, and for-profit prisons, or to have caused, contributed to or are linked to certain violations of international norms and standards. Such exclusions are based on percentage of revenue thresholds for certain categories (e.g., those that receive significant revenue from production, retail and distribution of civilian weapons) and categorical exclusions for others (e.g., tobacco producers). The above-described exclusionary screens are applied with each reconstitution of the Underlying Index. The Index Provider may modify this list of excluded companies at any time, at its own discretion.
The Underlying Index next applies an optimization process to minimize variance to the Eligible Universe while also targeting certain ESG characteristics, which is designed to produce an index that, relative to the Eligible Universe: (a) has an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, (b) improves the carbon risk rating, as measured by certain carbon-related risk metrics, and (c) decreases the weighted average carbon intensity and potential emissions.
The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards. In addition, the Index Provider uses available data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity, carbon reserves and a carbon risk rating. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against sales by the company. Carbon reserves measure the total estimated greenhouse gas emissions attributable to a company’s fossil fuel reserve assets. The carbon risk rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.
In the event that metrics or other data used to construct the ESG Vector Score as well as carbon emissions intensity, carbon reserves and/or the carbon risk rating are not available or otherwise deemed unreliable, NTI may make reasonable estimates or otherwise exercise its discretion to implement the optimization process.
Notwithstanding the optimization process, it is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a lower ESG Vector Score, lower carbon risk rating, or higher emissions relative to the weighted average of the Eligible Universe. The optimization process also includes constituent, liquidity, turnover, country, region, sector, industry group and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Eligible Universe.
As of December 31, 2025, the Underlying Index was comprised of 219 constituents with market capitalizations ranging from $7.2 billion to $421.6 billion. The Underlying Index is reconstituted quarterly under normal market conditions. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global
etfs.ntam.northerntrust.com

Northern Trust ESG & Climate Developed Markets ex-US Core ETF

Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing index futures contracts (also known as “equitization”). This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This futures exposure may or may not match the Fund’s Underlying Index and create indirect exposure to companies that have been excluded from the Underlying Index. The Fund will not invest directly in securities that have been excluded from the Fund’s Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in Japan.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Financial sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non-financial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such companies and sectors are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in the Underlying Index or Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of certain derivative instruments.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or
etfs.ntam.northerntrust.com

Northern Trust ESG & Climate Developed Markets ex-US Core ETF

sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
•Japan Investment Risk is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of
etfs.ntam.northerntrust.com

Northern Trust ESG & Climate Developed Markets ex-US Core ETF

industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Underlying Index or cause delays in the Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses
etfs.ntam.northerntrust.com

Northern Trust ESG & Climate Developed Markets ex-US Core ETF

from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
etfs.ntam.northerntrust.com

Northern Trust ESG & Climate Developed Markets ex-US Core ETF

Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (12/31/2022): 15.92%
Worst Quarter (6/30/2022): -14.17%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	27.27%	7.06%	9/20/2021
After Taxes on Distributions	26.26%	6.47%	—
After Taxes on Distributions and Sale of Shares	16.66%	5.50%	—
MSCI World ex-US Index*	31.85%	8.58%	—
Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM*	27.20%	7.03%	—
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine, a Senior Vice
President of NTI, and Alan Aung and Steven Santiccioli, each a Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in September 2021.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
etfs.ntam.northerntrust.com

FS00280-0826